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                                   EXHIBIT 11


                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 2-81650 for the Hartford Bond Fund, Inc. on Form N-1A.




                                        ARTHUR ANDERSEN LLP




Hartford, CT
April 9, 1997

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